Exhibit 99.4

Employee Confidentiality, Nondisclosure,
Intellectual Property, Nonsolicitation, and Noncompetition Agreement

Employee:          Mary Beth Loesch

Effective Date:          November 2, 2004

     In consideration of the mutual promises expressed herein, the undersigned individual (“Employee”) and Activant Solutions Inc. (“ACTIVANT”) have agreed to the following, effective as of the Effective Date set forth above:

1.	ACTIVANT hereby agrees to provide to Employee in connection with his or her employment confidential and proprietary information and materials of ACTIVANT, its affiliates, its customers, its suppliers, its strategic partners and other third parties who have furnished such information and materials to ACTIVANT under obligations of confidentiality. Such confidential and proprietary information (hereinafter, “Confidential Information”), whether or not in written form, includes, without limitation, any and all:

a.	technical information of ACTIVANT, its affiliates, its customers, its suppliers, its strategic partners or other third parties, such as but not limited to computer programs, software, databases, methods, know-how, formulae, compositions, technological data, technological prototypes, processes, discoveries, machines, inventions, and similar items;

b.	business information of ACTIVANT, its affiliates, its customers, its suppliers, its strategic partners or other third parties, such as but not limited to compensation data, customer lists, customer preferences, financial information, credit information, pricing information, and similar items;

c.	information relating to future plans of ACTIVANT, its affiliates, its customers, its suppliers, its strategic partners or other third parties, such as but not limited to marketing strategies, new product research, pending projects and proposals, proprietary production processes, research and development strategies, and similar items;

d.	information relating to employees and independent contractors of ACTIVANT, its affiliates, its customers, its suppliers, its strategic partners, or other third parties, such as but not limited to salaries, benefits, incentive plans, positions, duties, and similar items; and

e.	other valuable, confidential information, trade secrets, patent applications, and related filings of ACTIVANT, its affiliates, its customers, its suppliers, its strategic partners, or other third parties which in many instances may not be identified as confidential or proprietary.

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2.	Employee understands and agrees that all Confidential Information is subject to this Agreement whether provided directly to Employee or not, whether provided to the Employee prior to the Effective Date of this Agreement or not, whether Employee is given access to the Confidential Information or not, or whether inadvertently disclosed to Employee or not. Employee agrees that he or she will not disclose to ACTIVANT, or induce ACTIVANT to use, or otherwise bring onto ACTIVANT’s premises, any confidential or proprietary information or material belonging to any previous employer or other person or entity.

3.	Employee understands and agrees that all Confidential Information, and every portion thereof, however stored, compiled, or collected, and whether in tangible or intangible form, constitutes the valuable intellectual property and intangible assets of ACTIVANT and/or such third parties.

4.	Employee understands and acknowledges the importance of maintaining the security and confidentiality of the Confidential Information.

5.	Employee agrees to forever keep the Confidential Information, and all documentation and information relating thereto, strictly confidential. Specifically, Employee agrees that, except as expressly authorized in writing by ACTIVANT or as may be otherwise required by law or court order, Employee will:

a.	not disclose Confidential Information to any third party;

b.	not use Confidential Information for the benefit of anyone other than ACTIVANT;

c.	not copy Confidential Information for any reason;

d.	not remove Confidential Information from ACTIVANT’s premises;

e.	return to ACTIVANT Confidential Information in Employee’s possession upon completion of any work for ACTIVANT requiring Employee to have access to such Confidential Information; and

f.	return to ACTIVANT all Confidential Information upon the earlier of Employee’s separation from employment for whatever reason or at the request of Employee’s supervisor (or authorized ACTIVANT manager) before separation of employment.

6.	Employee promises not to compete unfairly with ACTIVANT, as proscribed in this Section.

a.	In consideration of ACTIVANT’s promise to provide Confidential Information to Employee, and so as to enforce Employee’s agreement regarding such Confidential Information contained in Section 5 above, Employee agrees that he or she will not, directly or indirectly, without ACTIVANT’s prior written consent:

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(i)	during employment and for a period of nine(9) months after the date of termination of Employee’s employment for any reason, solicit for consulting services or other services similar to or competitive with those provided or offered by ACTIVANT and its affiliates those customers, suppliers, and strategic partners of ACTIVANT with whom Employee had contact or was otherwise involved during the previous one (1) year period or the one (1) year period immediately preceding the termination of Employee’s employment, whichever is longer;

(ii)	during employment and for a period of nine (9) months from the date of termination of Employee’s employment for any reason, provide services (including consulting services) which are similar to or competitive with those provided or offered by ACTIVANT and its affiliates to those customers, suppliers, and strategic partners described in paragraph 6(a)(i);

(iii)	during employment and for a period of nine (9) months from the date of termination of Employee’s employment for any reason, solicit, or encourage any other entity to solicit, for employment any other employee or independent contractor of ACTIVANT or its affiliates;

(iv)	during employment and for a period of nine (9) months from the date of termination of Employee’s employment for any reason, own or otherwise have a financial interest in (whether, for example, as an owner, partner, officer, director, employee, consultant, lender, or 5% or greater shareholder) any business worldwide engaged or planning to become engaged in the sale or marketing of products and/or services, or programming or systems integration relating thereto, or otherwise competitive with any business conducted by ACTIVANT or its affiliates at any time prior to the termination of Employee’s employment;

(v)	ever use Confidential Information to solicit any of ACTIVANT’s former, current or prospective customers, suppliers, or strategic partners (including, but not limited to, those described in paragraph 6(a)(i));

(vi)	ever use Confidential Information to solicit, or encourage any other entity to solicit, for employment any other employee or independent contractor of ACTIVANT or its affiliates; or

(vii)	ever interfere with the relationship between ACTIVANT and any of its affiliates, employees, customers, suppliers, strategic partners or other business contacts.

Employee explicitly warrants and represents to ACTIVANT that he is incurring the obligations of these covenants in Section 6 of this Agreement as an inducement to ACTIVANT to hire or retain Employee and to induce ACTIVANT to promise to provide, and to provide, any information qualifying as Confidential Information, as described herein.

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b.	Employee understands and acknowledges that ACTIVANT has made substantial investments to develop its Confidential Information, business interests and goodwill. Employee agrees that the restrictions contained in this Section 6 are reasonable and are not greater than necessary to protect the goodwill or other business interests of ACTIVANT. Employee further agrees that such investments are worthy of protection and that ACTIVANT’s need for the protection afforded by this Section 6 is greater than any hardship Employee might experience by complying with its terms.

c.	Employee acknowledges that Employee’s violation or attempted violation of the agreements in this Section 6 will cause irreparable damage to ACTIVANT or its affiliates, and Employee therefore agrees that ACTIVANT shall be entitled as a matter of right to an injunction, out of any court of competent jurisdiction, restraining any violation or further violation of such agreements by Employee or others acting on his or her behalf. ACTIVANT’s right to injunctive relief shall be cumulative and in addition to any other remedies provided by law or equity.

d.	Although the parties understand and believe that the restrictions contained herein are reasonable and do not impose a greater restraint than necessary to protect the goodwill or other business interest of ACTIVANT, if it is judicially determined not to be the case, the limitations shall be reformed to the extent necessary to make them reasonable and not to impose a restraint that is greater than necessary to protect the Confidential Information, goodwill or other business interest of ACTIVANT.

7.	Employee acknowledges that a portion of all amounts paid and to be paid to Employee by ACTIVANT, ACTIVANT’s promise to provide Confidential Information, and other good and valuable consideration have been given in consideration of Employee’s agreement to be bound by the terms of this Agreement and other agreements, written and oral, relating to the protection of ACTIVANT’s property and goodwill. This Agreement, however, shall not modify the at-will status of Employee’s employment.

8.	In consideration of ACTIVANT’s promises herein, for a period of nine (9) months years following the termination of Employee’s employment for any reason, Employee promises to disclose to ACTIVANT any employment obtained by Employee after the termination of Employee’s employment with ACTIVANT. Such disclosure shall be made within two (2) weeks of Employee’s obtaining such employment. Employee expressly consents to and authorizes ACTIVANT to disclose to any subsequent employer of Employee both the existence and terms of this Agreement and to take any steps ACTIVANT deems necessary to enforce this Agreement.

9.	As used in this Agreement, the term “Work Product” means any and all new or useful art, discovery, invention, contribution, work of authorship, finding or improvement, whether or not patentable, and all related know-how. Work Product includes, but is not limited to, all designs, discoveries, formulae, processes, product development, manufacturing techniques, semiconductor designs and mask works, business methods, computer software, tools, routines and methodology, documentation, inventions, systems or improvements, enhancements or modifications thereto, as well as any derivative works and ideas.

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a.	Any Work Product that is solely or jointly developed, prepared, conceived, made or suggested by Employee in the course and scope of his or her employment, including all such Work Product as may be originated or conceived during the term of his or her employment but completed or reduced to practice thereafter, shall be deemed “ACTIVANT Work Product” and a “work made for hire,” As that term is defined by the copyright laws of the United States. Such ACTIVANT Work Product shall be promptly disclosed by Employee to ACTIVANT and shall remain the exclusive property of ACTIVANT whether or not deemed to be a “work made for hire” within the meaning of the copyright laws of the United States.

b.	Any and all rights, title, and ownership interests, including copyright, that Employee may have in or to ACTIVANT Work Product or any tangible media embodying such Work Product are hereby assigned to ACTIVANT, and ACTIVANT shall have the royalty-free right to use such Work Product. Employee, however, does not assign or agree to assign to ACTIVANT any existing Work Product that does not qualify as ACTIVANT Work Product (that is, Work Product which does not relate in any way to ACTIVANT’s business or demonstrably anticipated research and development and which was fixed in a tangible medium of expression or reduced to practice prior to Employee’s employment with ACTIVANT); provided, however, that, by the Effective Date of this Agreement, Employee designates all such excluded Work Product, if any, on Exhibit A to this Agreement. If no such list is attached, Employee hereby grants an irrevocable, nonexclusive, royalty-free, worldwide license to ACTIVANT to make, use, sell, reproduce, modify, market, distribute, and sublicense Work Product developed by Employee prior to his or her employment with ACTIVANT.

c.	During and after employment with ACTIVANT, Employee shall assist ACTIVANT in obtaining patents, copyrights and other indicia of ownership with respect to all such Work Product which ACTIVANT shall, in its sole discretion, determine to obtain, and Employee shall execute all documents and do all things reasonably necessary to assist ACTIVANT to obtain the same, to vest ACTIVANT with full and exclusive world-wide title thereto, and to protect the same against infringement by others anywhere. Further, Employee hereby designates, and agrees to designate, ACTIVANT as attorney-in-fact for Employee in obtaining patents, copyrights, trademarks, moral rights, and other indicia of ownership with respect to all such Work Product which ACTIVANT shall, in its sole discretion, determine to obtain.

10.	Employee understands that ACTIVANT is committed to the highest standards of ethical business conduct and hereby agrees to abide by all policies governing business practices, conflicts of interest, and similar matters as may be adopted from time to time by ACTIVANT. Employee further agrees to abide by all state and federal laws and regulations governing business practices, whether domestic or foreign, including those relating to bribery, foreign corrupt practices, price-fixing, securities (including laws on “insider

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trading”), deceptive trade practices, exportation and importation of encrypted software or other restricted articles, and the falsification or destruction of records and documents.

11.	This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, between the parties.

12.	This Agreement may not be modified or amended except by an instrument or instruments in writing signed by both parties.

13.	If any provision of this Agreement is declared or found to be illegal, unenforceable or void, the remainder of this Agreement shall remain valid and enforceable to the extent feasible.

14. Any waiver of any term of this Agreement by ACTIVANT shall not operate as a waiver of any other term of this Agreement, nor shall any failure to enforce any provision of this Agreement operate as a waiver of ACTIVANT’s right to enforce any other provision of this Agreement.

15.	Any party who breaches this Agreement will be liable to the other party for any and all reasonable costs and attorneys’ fees incurred by the other party as a result of the breach.

16.	Employee acknowledges that his or her performance of this Agreement and his or her duties as an employee of ACTIVANT do not and will not breach any agreement to keep in confidence proprietary information, knowledge, or data acquired by Employee prior to Employee’s employment with ACTIVANT. Employee is not a party to any other agreement that will interfere with Employee’s full compliance with this Agreement or that otherwise may restrict Employee’s employment by ACTIVANT or the performance of Employee’s duties for ACTIVANT. Employee agrees not to enter into any agreement, whether oral or written, in conflict with the provisions of this Agreement.

17.	EMPLOYEE ACKNOWLEDGES THAT HIS OR HER EMPLOYMENT IS FOR NO SPECIFIED PERIOD AND EMPLOYEE OR ACTIVANT MAY TERMINATE EMPLOYEE’S EMPLOYMENT FOR ANY REASON, AT ANY TIME, WITH OR WITHOUT NOTICE. UPON SUCH TERMINATION, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT OR BY LAW, NEITHER PARTY SHALL HAVE ANY FURTHER LIABILITY OR OBLIGATION TO THE OTHER, EXCEPT THAT EMPLOYEE WILL IMMEDIATELY RETURN ALL CONFIDENTIAL INFORMATION AND ACTIVANT WORK PRODUCT, INCLUDING ANY COPIES THEREOF, TO ACTIVANT.

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18.	This Agreement shall be governed by and construed under the substantive laws of the State of Texas, BUT SHALL HAVE APPLICATION THROUGHOUT THE WORLD, UNLESS OTHERWISE LIMITED OR RESTRICTED BY LAW. The parties agree that the venue for any lawsuit arising out of this Agreement will be in Austin, Texas.

ACTIVANT:
By:

/s/ Richard Rew

Its: General Counsel and Secretary

Employee:

/s/ Mary Beth Loesch

Print Name

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